SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 2, 2003

Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue

New York, New York 10106

(Address of Principal Executive Offices) (Zip Code)

(212) 887-6800

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release of the Registrant, dated May 2, 2003.

99.2	Reconciliation of non-GAAP financial measures to GAAP.

Item 9.    Regulation FD Disclosure.

On May 2, 2003, the Registrant issued a press release reporting financial results and earnings for the Registrant’s quarterly period ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. A reconciliation of non-GAAP financial information referred to in the press release is furnished herewith as Exhibit 99.2.

The information contained in this Current Report on Form 8-K is being furnished pursuant to “Item 9. Regulation FD Disclosure,” and pursuant to “Item 12. Results of Operations and Financial Condition” under Item 9 of this Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 33-8216.

The information contained in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

By:	/S/ JONATHAN C. MINTZER
Jonathan C. Mintzer Vice President, General Counsel and Secretary

Date:  May 2, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of the Registrant, dated May 2, 2003.

99.2	Reconciliation of non-GAAP financial measures to GAAP.